AXA PREMIER VIP TRUST

SUPPLEMENT DATED OCTOBER 31, 2008 TO THE PROSPECTUS DATED MAY 1, 2008

This Supplement updates the above-referenced Prospectus of the AXA Premier VIP Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about a new investment Sub-adviser for Multimanager Mid Cap Value Portfolio.

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New Adviser for the Multimanager Mid Cap Value Portfolio

Effective on or about December 1, 2008, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, will replace TCW Investment Management Company as a Sub-Adviser to an allocated portion of the Multimanager Mid Cap Value Portfolio (“Mid Cap Value Portfolio”) with Tradewinds Global Investors, LLC (“Tradewinds”).

As one of the sub-advisers to the Mid Cap Value Portfolio, it is anticipated that while seeking to achieve the Portfolio’s investment objective of long-term capital growth in its allocated portion of the Mid Cap Value Portfolio (“Tradewinds Allocated Portion”), Tradewinds will seek to invest in companies that it believes trade at attractive absolute valuations, offer good downside protection/risk-reward and possess strong franchise quality. Tradewinds’ investment process is distinguished by deep specialization, fundamental analysis and transparency and emphasizes a bottom-up, stock-driven process. The principal risks of investing in the Mid Cap Value Portfolio are listed in the Trust Prospectus under the heading “Principal Investment Risks.” These risks are discussed in more detail under the heading “More About Investment Strategies & Risks” in the Trust Prospectus.

It is anticipated that David B. Iben, CFA will be responsible for the day-to-day management of the Tradewinds Allocated Portion. Mr. Iben is Chief Investment Officer and Executive Managing Director of Tradewinds and joined Tradewinds in 2006 as an investment professional. Prior to joining Tradewinds, Mr. Iben was a portfolio manager at NWQ Investment Management Company from 2000 to 2006. He has more than 27 years of investment experience.

Tradewinds is located at 2049 Century Park East, 20th Floor, Los Angeles, CA 90067. Tradewinds is a limited liability company whose sole business is investment management. As of March 31, 2008, Tradewinds had approximately $30 billion in assets under management.